EXHIBIT 10.24B

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SECOND AMENDMENT

TO

THE

PROCESSING AND PRODUCTION SERVICES AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation, as successor-in-interest to ComTec Incorporated (“CSG”) and Time Warner Cable Inc., (“TWC”). CSG and TWC entered into a certain Processing and Production Services Agreement executed on June 18, 2003, as subsequently amended by the First Amendment to the Processing and Production Services Agreement Between ComTec Incorporated and Time Warner Cable, Inc. dated June 14, 2004 (“First Amendment”) and the Letter Agreement dated June 29, 2006, (collectively, the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows:

1.	All references to “ComTec” and “ComTec Incorporated” shall be amended to “CSG” and “CSG Systems, Inc.” respectively and shall mean CSG Systems, Inc., as successor-in-interest to ComTec Incorporated, collectively for itself and its affiliates and subsidiaries.

2.	PDF Presentment Services. The description of the PDF Presentment Services added to Exhibit B in the First Amendment is amended and restated to read in its entirety as follows:

At each Client’s option, presentment of PDF images of its Subscribers’ hard copy bill statements (front and back for then-current month and prior six (6) months) via such Client’s Electronic Billing vendor and/or CheckFree or any third party in CheckFree’s network (“PDF Presentment Services”) and support and maintenance services for the interface between CSG and such Client’s Electronic Billing vendor (“PayXpress Interface”) and between CSG and CheckFree (“CheckFree Interface”) to enable retrieval by Subscribers of such PDF images. Such Client may elect to receive the PDF Presentment Services with respect to either the PayXpress Interface or the CheckFree Interface or both.

3.	PDF Presentment Services. The pricing for the PDF Presentment Services added to Exhibit C in the First Amendment is amended and restated to read in its entirety as follows:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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4.	Support and Maintenance Services and PDF Presentment Services Service Level Agreement. The terms and conditions added to Section 4 of the Agreement in the First Amendment are hereby amended and restated to read in their entirety as follows:

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#2295404 *. *.**	**** * ** *	**/**/**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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#2295404 *. *.**	**** * ** *	**/**/**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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5.	Notice of Changes to Subscriber Technical Requirements. The sentence set forth in Section 6 of the First Amendment is hereby amended and restated to read in its entirety as follows: “*** ***** ******* ** ***** * ******’ ***** ******* ****** ** **** ****** ** *** ****** ** *** ******* ** ***** ******* ****** ** ***** ********, ******** ** ****** ************ ******** ** *** *** ****** ********* ** ***** *** *********** ** **** *** ********** ** ****** ***/** ****** *** ****** ** ***** **** ********** *** **** ******’* ********* ******* ** *** ********* ******* *******.”

#2295404 *. *.**	**** * ** *	**/**/**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.	******* * (**** ******* ********) ** *** ********* *** *** ************ ** **** ********* ***** ** ******* ** ***** ******** **** *** ********* *** ************* ********* ********* ******** ** ********** **** *** *********.

7.	TWC’s addresses for notice purposes set forth in Section 19.8 of the Agreement under the heading “If to TWC” is hereby deleted and replaced with the following:

If to TWC:

Time Warner Cable

7910 Crescent Executive Drive Charlotte, NC 28217

Attn: Senior Vice President, ********* ********

Time Warner Cable

One Time Warner Center

New York, NY 10019

Attn: General Counsel

8.	CSG’s address for notice purposes set forth in Section 19.8 of the Agreement under the heading “If to ComTec” is hereby deleted and replaced with the following:

If to CSG:

CSG Systems, Inc.

9555 Maroon Circle

Englewood, CO 80112

Attn: General Counsel

9.	******** ** ******* **.* ** *** *********, *** ****** ********* ******** ** *** ********* **** *** ***** ** *** ******** ****** ********* ********, ******** ****** *** ************ ****** ** ******* *.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)		CSG SYSTEMS, INC., AS SUCCESSOR-IN-INTEREST TO COMTEC INCORPORATED (“CSG”)

By:	/s/ James Jeffcoat	By:	/s/ Robert M. Scott
Name:	James Jeffcoat	Name:	Robert M. Scott
Title:	Senior Vice President	Title:	COO
Date:	October 21, 2008	Date:	11/3/08

#2295404 *. *.**	**** * ** *	**/**/**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

[Redacted for confidential treatment]

#2295404 *. *.**	**** * ** *	**/**/**

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES